                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM 8-K/A

                               Amendment No. 1

                               CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange
                                 Act of 1934

              Date of Report (Date of earliest event reported):
                              December 31, 1995

                      CAPSTONE PHARMACY SERVICES, INC.
           (Exact name of Registrant as specified in its charter)



            Delaware                  0-20606           11-2310352
         -----------                  -------           ------------
            (State or other           (Commission       (I.R.S. Employer
            jurisdiction              File Number)      Identification
            incorporation)                                    Number)

              2930 Washington Blvd., Baltimore, Maryland 21230
         -----------------------------------------------------------
                  (Address of principal executive offices)

                               (410) 646-6987
         -----------------------------------------------------------
            (Registrant's telephone number, including area code)

                               Not applicable
         -----------------------------------------------------------
                      (Former name and former address,
                        if changed since last report)

         -----------------------------------------------------------

Item 2           Acquisition or Disposition of Assets.

                 The Registrant reports the following corrected information regarding a previously reported acquisition to inform its security holders:

                 Item 2 of the Registrant's Form 8-K, dated December 31, 1995 and filed January 8, 1996, shall be amended by replacing the previously reported purchase price of "approximately $7,870,000, payable $1,320,000 in cash and promissory notes and approximately $6,550,000 in the Registrant's common stock" for Geri-Care Systems, Inc. and Scripts & Things, Inc. with "approximately $6,400,000, payable $1,350,000 in cash and promissory notes and $5,050,000 in the Registrant's common stock."

Item 7           Financial Statements and Exhibits.

                 (a) Financial statements of businesses acquired.

                          (i) Audited combined balance sheet of Geri-Care Systems, Inc., as of September 30, 1995, and the related combined statements of income and retained earnings and cash flows for the nine months ended September 30, 1995.

                 (b) Pro forma financial information.

                          (i) Introductory information.

                          (ii) Unaudited pro forma selected income statement data of Capstone Pharmacy Services, Inc., for the year ended February 28, 1995, and for the nine months ended November 30, 1995, together with unaudited pro forma balance sheet data as of November 30, 1995.

                        Combined Financial Statements

                   Geri-Care Systems, Inc. and Affiliate

                for the nine months ended September 30, 1995

                      with Independent Auditor's Report

                           Geri-Care Systems, Inc.

                        Combined Financial Statements

                    Nine months ended September 30, 1995



                                    Contents


Independent Auditor's Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

Audited Financial Statements

Combined Balance Sheet  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

Combined Statement of Income and Retained Earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

Combined Statement of Cash Flows  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

Notes to Combined Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Combined Supporting Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

                         Independent Auditor's Report


To the Board of Directors
Geri-Care Systems, Inc.
and Affiliate
Brooklyn, New York

We have audited the accompanying combined balance sheet of Geri-Care Systems, Inc. and Affiliate as of September 30, 1995, and the related combined statements of income, retained earnings, and cash flows for the nine months then ended. These financial statements are the responsibility of the companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Geri-Care Systems, Inc. and Affiliate as of September 30, 1995, and the results of its operations and cash flows for the nine months ended September 30, 1995, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The combined supplementary schedule is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



Respectfully submitted,



/s/ Roth & Company
December 18, 1995

                      Geri-Care Systems, Inc. and Affilate
                             Combined Balance Sheet
                               September 30, 1995

                                                ASSETS
    CURRENT ASSETS
      Cash                                                                      $   128,013
      Accounts Receivable, Less Allow. for
        Doubtful Accounts of $85,000                                              1,790,704
      Due from Employees                                                              1,250
      Inventory                                                                     733,145
      Prepaid Expenses and Other Current Assets                                      23,061
      Shareholders Loans                                                            291,000
                                                                                -----------

        TOTAL CURRENT ASSETS                                                                $   2,967,173

    FIXED ASSETS
      Machinery and Equipment                                                       569,487
      Software in Development                                                       287,632
      Furniture and Fixtures                                                         26,009
      Leasehold Improvements                                                         45,925
                                                                                -----------

      Fixed Assets at Cost                                                          929,053
      Acc. Depreciation & Amort.                                                   (386,159)
                                                                                -----------

        TOTAL FIXED ASSETS                                                                        542,894

    OTHER ASSETS
      Deposits                                                                       19,680
      Customer Lists - Net                                                          301,234
      Organizational Expenses - Net                                                   8,571
                                                                                -----------

        TOTAL OTHER ASSETS                                                                        329,485
                                                                                              -----------

    TOTAL ASSETS                                                                               $3,839,552
                                                                                              ===========



                     THE ACCOMPANYING NOTES ARE AN INTEGRAL
                       PART OF THESE FINANCIAL STATEMENTS

                     Geri-Care Systems, Inc. and Affilate
                            Combined Balance Sheet
                              September 30, 1995



                                     LIABILITIES & STOCKHOLDERS EQUITY

    CURRENT LIABILITIES
      Accounts Payable                                                         $  1,000,387
      Loans Payable                                                                 875,000
      Current Portion of Long Debt                                                  260,000
      Stockholders Loans                                                             50,000
                                                                                -----------

        TOTAL CURRENT LIABILITIES                                                            $  2,185,387

    LONG TERM LIABILITIES
      Long Term Debt                                                                303,333
                                                                                -----------

        TOTAL LONG TERM LIABILITIES                                                               303,333

    STOCKHOLDERS EQUITY
      Common Stock                                                                  400,100
      Retained Earnings                                                             950,732
                                                                                -----------

        TOTAL STOCKHOLDERS EQUITY                                                               1,350,832
                                                                                              -----------
    TOTAL LIABILITIES AND
      STOCKHOLDERS EQUITY                                                                    $  3,839,552
                                                                                              ===========



                     THE ACCOMPANYING NOTES ARE AN INTEGRAL
                       PART OF THESE FINANCIAL STATEMENTS

                     Geri-Care Systems, Inc. and Affilate
              Combined Statement of Income and Retained Earnings
                 For the Nine Months Ended September 30,1995





    REVENUES
      Net Sales                                                                    $   5,820,412
      Cost of Goods Sold                                                               3,804,800
                                                                                    ------------

        Gross Profit                                                                   2,015,612

    OPERATING EXPENSES
      General and Admin. Expenses                                                      1,619,167
                                                                                    ------------
        Earnings from Operations                                                         396,445
                                                                                    ------------
    OTHER INCOME (EXPENSE)
      Other Income                                                                        39,261
      Interest Expense                                                                  (103,399)
                                                                                    ------------
        Total Other Income (Expense)                                                     (64,138)
                                                                                    ------------
        Earnings Before Income Taxes                                                     332,307

      Provision for Income Taxes                                                          25,320
                                                                                    ------------
          Net Income                                                                     306,987

    OPENING RETAINED EARNINGS                                                            679,583

        Distributions                                                                    (35,838)
                                                                                    ------------
    CLOSING RETAINED EARNINGS                                                      $     950,732
                                                                                    ============


                     THE ACCOMPANYING NOTES ARE AN INTEGRAL
                       PART OF THESE FINANCIAL STATEMENTS

                      Geri-Care Systems, Inc. and Affilate
                        Combined Statement of Cash Flows
                  For the Nine Months Ended September 30,1995

    CASH FLOWS FROM OPERATING ACTIVITIES
      Net Income (Loss)                                                                                     $     306,987

      Adjustments to reconcile net income
        (loss) to net cash provided by operating activities:
           Depreciation and Amortization                                                       $ 109,553
           Gain on Sale of Equipment                                                                (375)
           Changes in operating
           Assets and Liabilities:
             Accounts Receivable                                                                 (15,909)
             Due from Employees                                                                   (1,250)
             Inventory                                                                          (179,115)
             Prepaid Expenses and Other Current Assets                                           (12,239)
             Accounts Payable                                                                      4,309
             Taxes Payable                                                                       (21,643)
                                                                                            ------------

         Total Adjustments                                                                                       (116,669)
                                                                                                             ------------

    NET CASH PROVIDED BY OPERATING ACTIVITIES                                                                     190,318

    CASH FLOWS FROM INVESTING ACTIVITIES
      Capital Expenditures                                                                      (221,795)
      Sale of Equipment                                                                            3,375
      Loans to Stockholders                                                                     (291,000)
      Collections of Stockholders Loans                                                           15,000
                                                                                            ------------

    NET CASH USED BY INVESTMENT ACTIVITIES                                                                       (494,420)

    CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds of Debt                                                                           400,000
      Payment of Debt                                                                           (179,700)
      Loans from Stockholders                                                                     50,000
      Payment of Stockholders Loans                                                              (13,069)
      Distributions                                                                              (35,838)
                                                                                            ------------

    NET CASH PROVIDED  BY FINANCING ACTIVITIES                                                                    221,393
                                                                                                             ------------

    NET DECREASE IN CASH                                                                                          (82,709)

    CASH AT BEGINNING OF PERIOD                                                                                   210,722
                                                                                                             ------------

    CASH AT END OF PERIOD                                                                                   $     128,013
                                                                                                             ============

    SUPPLEMENTAL CASH FLOW DISCLOSURE
      Interest Paid This Period                                                                             $      99,399
                                                                                                             ============

      Taxes Paid This Period                                                                                $      21,502
                                                                                                             ============

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL
                       PART OF THESE FINANCIAL STATEMENTS

                    Geri-Care Systems, Inc. and Affiliate
                   Notes to Combined Financial Statements
                             September 30, 1995



         NOTE A           Nature of Business and Summary of Significant
                          Accounting Policies

                          Nature of Business

                          Geri-Care Systems, Inc., and Affiliate were incorporated under the laws of the State of New York on April 18, 1989 and August 13, 1985. The companies are in the business of providing pharmaceutical services to adult homes and skilled nursing facilities in the New York metropolitan region.

                          Basis of Presentation

                          The accompanying are the combined financial statements of:

                                     Name of Entity         Type of Entity
                                  Geri-Care Systems, Inc.   S Corporation
                                  Scripts & Things, Inc.    S Corporation

                          These entities have been combined because they are commonly owned and have significant interrelated activity. All intercompany transactions have been eliminated in combination.

                          Accounts Receivable

                          The company charges any uncollectible accounts to current operations.

                          Inventory

                          Inventory is stated at the lower of cost (determined on the first in first out basis) or market.

                          Fixed Assets

                          Fixed assets are stated at cost.

                    Geri-Care Systems, Inc. and Affiliate
                   Notes to Combined Financial Statements
                             September 30, 1995



                          Depreciation is computed using straight line and accelerated methods of depreciation over the following estimated useful lives:

                                  Machinery & Furniture     5 to 10 years

                          Amortization on leasehold improvements is computed using the straight line method over a period of 40 years.

                          Customer Lists

                          Customer lists are valued at cost and are amortized on the straight line method over a period of 40 years.

                          Concentration of Credit Risk

                          At times, the company maintained bank balances which exceed the Federal Deposit Insurance Corporation's insured limits.

                          The company extends credit to its customers on a non-collateralized basis. The company has not historically experienced significant losses on such credit.

         NOTE B           Customer Lists

                          The Company has purchased the operating assets of a corporation which provides the same services as the company.

                          The balance at September 30, 1995 consists of the following:

                                  Total costs                                $ 307,000
                                  Less accumulated amortization                  5,766
                                                                               -------

                                                                             $ 301,234
                                                                               =======

                    Geri-Care Systems, Inc. and Affiliate
                    Notes to Combined Financial Statements
                              September 30,1995


         NOTE C           Organization Costs

                          Organization costs consist of the following at September 30, 1995:

                            Total Costs                          $   85,718
                            Less accumulated amortization            77,147
                                                                  ---------

                                                                 $    8,571
                                                                  =========

         NOTE D           Loan Receivable Shareholders

                          The company has advanced funds to the shareholders on a non-interest bearing basis. Payment terms have not been set, however, the shareholders have represented that such balances will be paid within the next year, and accordingly, they have been classified as current assets on the balance sheet.

         NOTE E           Line of Credit

                          The Company has an $875,000 line of credit with Citibank, all of which was in use at September 30, 1995. The line of credit is renewable at May 31, 1996 and carries an interest rate of 1.5% over prime. The line of credit is secured by all assets of the company and the personal guarantee of the shareholders.

         NOTE F           Long Term Debt

                          Long term debt consists of the following:


                                    Notes payable to bank, payable in monthly
                                    installments of $8,333 plus interest at prime plus
                                    1.5%, final payment due July 1999, collateralized by
                                    all assets of the company and the personal guarantee
                                    of the shareholders                                      $ 383,333

                                    Notes payable to Staten Island Surgical, Inc.,
                                    payable in monthly installments of $7,500 including
                                    interest at 10%; final payment due in 1997
                                                                                               100,000


                     Geri-Care Systems, Inc. and Affiliate
                     Notes to Combined Financial Statements
                               September 30, 1995

                          Loan payable, due on demand, interest payable at 15%
                          per annum.  The company pays interest at the rate of
                          $1,000 per month                                                           80,000

                                                                                                 ----------
                                                                                                 $  563,333
                          Less: Current Portion                                                     260,000
                                                                                                 ----------

                                                                                                 $  303,333
                                                                                                 ==========

                          Maturities of long term debt are as follows:

                                      Balance of 1995               $124,000
                                                 1996                178,000
                                                 1997                102,500
                                                 1998                100,000
                                                 1999                 58,333

         NOTE G           Capital Stock

                          There are 100 shares each issued and outstanding for Geri-Care Systems, Inc., and Scripts & Things, Inc.

         NOTE H           Loan Payable Shareholder

                          A shareholder made non-interest bearing advances to the company. Such advances are payable on demand and accordingly have been classified as current liabilities on the balance sheet.

         NOTE I           Commitments

                          The Company is obligated under a lease expiring in 1999 for the rental of its space. The minimum annual rental under the lease for the next five years and in the aggregate is as follows:

                                      Balance of 1995               $  16,800
                                                 1996                  67,200
                                                 1997                  67,200
                                                 1998                  67,200
                                                 1999                  11,200
                                                                    ---------

                                                                    $ 229,600
                                                                    =========

                     Geri-Care Systems, Inc. and Affiliate
                     Notes to Combined Financial Statements
                               September 30, 1995


         NOTE J           Income Taxes

                          The company has elected to be taxed under provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the company does not pay Federal and certain state income taxes. Provision has been made for state and local income taxes to which the company is subject.

                      Geri-Care Systems, Inc. and Affilate
                         Combined Supporting Schedules
                  For the Nine Months Ended September 30,1995


     Cost of Goods Sold:
Beginning Inventory                                                                      $  554,030
Purchases                                                                                 3,942,505
Less Purchase Discounts                                                                     (41,656)
Subcontracting                                                                               83,066
Less Ending Inventory                                                                      (733,145)
                                                                                         ----------
         Total Cost of Goods Sold                                                        $3,804,800
                                                                                         ==========

    General and Administrative Expenses:
Officer Salaries                                                                         $  205,530
Other Salaries                                                                              625,586
Insurance                                                                                   101,136
Water and Sewer Charges                                                                       1,580
Licenses and Fees                                                                               526
Dues and Subscriptions                                                                       11,200
Repairs - General                                                                             7,995
Professional Fees                                                                            70,831
Temporary Employment                                                                          7,790
Alarm Services                                                                                2,339
Office Expense                                                                               23,942
Depreciation                                                                                 86,009
Amortization                                                                                 23,545
Bad Debts                                                                                    85,000
Taxes                                                                                        81,601
Maintenance                                                                                   6,038
Rent                                                                                         55,223
Freight                                                                                      69,803
Utilities                                                                                    18,658
Contributions                                                                                 1,216
Advertising                                                                                  16,260
Auto and Truck Expenses                                                                      20,277
Business Travel                                                                                 900
Packaging Supplies                                                                           20,684
Telephone                                                                                    21,183
Stationery and Printing                                                                      36,201
Trade Shows                                                                                  13,431
Parking and Tolls                                                                             1,792
Commissions                                                                                   2,891
                                                                                         ----------
      Total General and Admin. Expenses                                                  $1,619,167
                                                                                         ==========

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL
                       PART OF THESE FINANCIAL STATEMENTS

                        CAPSTONE PHARMACY SERVICES, INC.

                       PRO FORMA SELECTED FINANCIAL DATA

                                  (unaudited)

Pursuant to an Agreement and Plan of Merger dated September 30, 1995 (the "Agreement"), the Registrant acquired two pharmacy businesses in the New York City area, Geri-Care Systems, Inc., a New York corporation, and Scripts & Things, Inc., a New York corporation (collectively, "Geri-Care").

The final closing occurred January 3, 1996, upon final payment of the cash and stock consideration into escrow. Each acquired business was merged into a separate, surviving subsidiary of the Registrant. The Registrant intends to continue the acquired operations through its subsidiaries.

On May 22, 1995, the Registrant closed on the acquisition of Premier Pharmacy, Inc. ("Premier"), a provider of institutional and hospital pharmacy services. The Premier acquisition was accomplished by the merger of a wholly-owned subsidiary of the Registrant into Premier. The Registrant assumed responsibility for the operations of Premier effective June 1, 1995, and reported the acquisition on Form 8-K dated May 22, 1995, filed with the Commission June 5, 1995.

The unaudited pro forma income statement data for the year ended February 28, 1995, and for the nine months ended November 30, 1995, have been prepared based on historical income statements of the Registrant, as adjusted to reflect the acquisitions of Geri-Care and Premier as if each such agreement and merger had been effective March 1, 1994. The pro forma income statement data may not be indicative of the future results of operations or of what the actual results of operations would have been had the acquisitions described above been effective March 1, 1994. The assets and liabilities of the Geri-Care acquisition will be included in the Registrant's balance sheet as of March 31, 1996, to be filed on Form 10-Q.

                       CAPSTONE PHARMACY SERVICES, INC.
                        PRO FORMA INCOME STATEMENT DATA
                     FOR THE YEAR ENDED FEBRUARY 28, 1995
                (unaudited in thousands, except share amounts)


                                                  Capstone             Premier     Geri-Care
                                                  Pharmacy            Pharmacy,    Systems,      Pro Forma
                                                 Services, Inc.         Inc.         Inc.       Adjustments    Pro Forma
                                                ------------          --------     --------     ----------     ---------
    Net Sales                                     $   43,507           $24,996     $  6,655                    $  75,158

    Cost of Sales                                     28,185            14,519        4,495                       47,199
                                                  ----------          --------     --------     ----------     ---------
    Gross Profit                                      15,322            10,477        2,160              0        27,959

    Operating Expenses:

        Selling and Administrative Expenses           18,637            10,185        1,442        ($1,368)(a)    28,896
        Depreciation                                     605               363           91                        1,059
                                                  ----------          --------     --------     -----------    ---------
    Operating Income (Loss) from Continuing
        Operations before Income Taxes                (3,920)              (71)         627          1,368        (1,996)
                                                  ----------          --------     --------     -----------    ---------
    Non-Operating Expense (Income):

        Interest Expense, net                            905               591           66            (54)(b)     1,508
        Amortization Expense                             384               404           24            (25)(c)       787
        Other Income                                    (421)              (56)         (67)                        (544)
                                                  ----------          --------     --------     -----------    ---------
             Total Non-Operating Expense                 868               939           23            (79)        1,751
                                                  ----------          --------     --------     -----------    ---------
    Income (Loss) from Continuing Operations
        before Income Taxes                           (4,788)           (1,010)         604          1,447        (3,747)

    Provision (Benefit) for Income Taxes                (466)               77           68            681 (d)       360
                                                  ----------          --------     --------     -----------    ---------
    Net Income (Loss) from Continuing Operations     ($4,322)          ($1,087)    $    536           $766       ($4,107)
                                                  ==========          ========     ========     ==========     =========

    Weighted Average Number of Equivalent
        Common Shares Outstanding                  7,236,000                                                   7,236,000
                                                  ==========                                                   =========
    Net Income (Loss) from Continuing
        Operations, per Share                         ($0.60)                                                     ($0.57)
                                                  ==========                                                   =========





            The accompanying Notes to Pro Forma Income Statement and Balance Sheet Data are an integral part of this Statement.

                       CAPSTONE PHARMACY SERVICES, INC.
                       PRO FORMA INCOME STATEMENT DATA
                 FOR THE NINE MONTHS ENDED NOVEMBER 30, 1995
                (unaudited in thousands, except share amounts)


                                                          Capstone       Premier    Geri-Care
                                                          Pharmacy      Pharmacy,    Systems,      Pro Forma
                                                       Services, Inc.     Inc.         Inc.       Adjustments    Pro Forma
                                                       --------------   ---------   ----------   ------------    ---------
    Net Sales                                          $    31,418     $ 17,956     $  5,820                    $   55,194

    Cost of Sales                                           19,965       11,098        3,805                        34,868
                                                       -----------     --------     --------     ----------     ----------
    Gross Profit                                            11,453        6,858        2,015              0         20,326

    Operating Expenses:

        Selling and Administrative Expenses                 11,423        7,096        1,509          ($342)(a)     19,686
        Depreciation                                           439          247           86                           772
                                                       -----------     --------     --------     ----------     ----------
    Operating Income (Loss) from Continuing
        Operations before Income Taxes                        (409)        (485)         420            342           (132)
                                                       -----------     --------     --------     ----------     ----------
    Non-Operating Expense (Income):

        Interest Expense, net                                  557          357          103            (41)(b)        976
        Amortization Expense                                   369          102           24             68 (c)        563
        Other Income                                          (253)         (31)         (39)                         (323)
                                                       -----------     --------     --------     ----------     ----------
             Total Non-Operating Expense                       673          428           88             27          1,216
                                                       -----------     --------     --------     ----------     ----------
    Income (Loss) from Continuing Operations
        before Income Taxes                                 (1,082)        (913)         332            315         (1,348)

    Provision (Benefit) for Income Taxes                      (182)         227           25                            70
                                                       -----------     --------     --------     ----------     ----------
    Income (Loss) from Continuing Operations
        before Discontinued Operations and
        Extraordinary Item                                    (900)      (1,140)         307            315         (1,418)

    Gain on Sale of Assets of Discontinued
        Business Segments, net                                 478                                                     478
                                                       -----------     --------     --------     ----------     ----------
    Income (Loss) before Extraordinary Item                   (422)      (1,140)         307            315           (940)

    Extraordinary Item

        Discount on Repayment of Vendor Debt                   283                                                     283
                                                       -----------     --------     --------     ----------     ----------

    Income (Loss) from Continuing Operations                 ($139)     ($1,140)    $    307           $315          ($657)
                                                       ===========     ========     ========     ==========     ==========

    Weighted Average Number of Equivalent
        Common Shares Outstanding                       16,202,000                                              16,202,000
                                                       ===========                                              ==========
    Net Income (Loss) from Continuing
        Operations, per Share                               ($0.01)                                                 ($0.04)
                                                       ===========                                              ==========





              The accompanying Notes to Pro Forma Income Statement and Balance Sheet Data are an integral part of this Statement.

                       CAPSTONE PHARMACY SERVICES, INC.
                         PRO FORMA BALANCE SHEET DATA
                           AS OF NOVEMBER 30, 1995
                           (unaudited in thousands)


                                                        Capstone        Premier     Geri-Care    Consolidating
                                                        Pharmacy       Pharmacy,     Systems,    and Pro Forma
                                                      Services, Inc.     Inc.          Inc.       Adjustments     Pro Forma
                                                      --------------   ---------    ---------    -------------    ---------
Current Assets:

    Cash                                               $      1,354      $ 1,030      $   128                        $ 2,512
    Accounts Receivable, net of
        allowance for doubtful accounts
        of $1,698                                             7,016        4,996        2,083                         14,095
    Inventories                                               3,471        1,635          733                          5,839
    Income tax refund receivable                                699           95                                         794
    Prepaid expenses and other current assets                 9,244       (8,652)          23                            615
    Net assets of discontinued operations                       136                                                      136
                                                       ------------     --------     --------     ------------      --------
          Total current assets                               21,920         (896)       2,967                0        23,991

Equipment and leasehold improvements, net                     1,739          915          543            ($324) (c)    2,873

Other assets:

    Notes receivable, less current portion                       77                                                       77
    Security deposits and other assets                       (4,387)         180          330            4,743  (e)      866
    Deferred financing costs                                    246                                                      246
    Goodwill, net of accumulated
        amortization of $1,481                               14,285                                      5,056  (c)   19,341
                                                       ------------     --------     --------     ------------      --------
          Total Assets                                 $     33,880     $    199     $  3,840          $ 9,475      $ 47,394
                                                       ============     ========     ========     ============      ========
Current Liabilities:

    Current Portion of long-term debt                          $720     $    165     $    260                       $  1,145
    Accounts payable                                          1,765          850        1,001                          3,616
    Accrued expenses and other current
        liabilities                                           1,307          813          925          $ 1,033  (c)    4,078
    Accrued restructuring charges                             1,008                                        315  (a)    1,323
                                                       ------------     --------     --------     ------------      --------
          Total current liabilities                           4,800        1,828        2,186            1,348        10,162

Deferred income taxes                                                        590                                         590
Other long-term liabilities                                     179          600                                         779
Long-term debt net of current portion                         2,392        1,637          303                          4,332
Long-term portion of accrued restructuring
    charges                                                     169                                                      169
                                                       ------------     --------     --------     ------------      --------
                                                              2,740        2,827          303                0         5,870

Commitments and contingencies


Stockholders' equity:

    Preferred stock, $.01 par value; 500,000 shares
        authorized; none issued                                            6,796                        (6,796) (e)        0
    Common Stock, $.01 par value; 30,000,000 shares
        authorized; 13,575,810 shares issued and
        outstanding                                             136            1          400             (393)(c&e)     144
    Capital in excess of par                                 38,847          216                         4,826 (c&e)  43,889
    Accumulated deficit                                     (12,643)     (11,469)         951           10,490 (c&e) (12,671)
                                                       ------------     --------     --------     ------------      --------
                                                             26,340       (4,456)       1,351            8,127        31,362
                                                       ------------     --------     --------     ------------      --------
          Total liabilities and stockholders' equity   $     33,880     $    199     $  3,840          $ 9,475      $ 47,394
                                                       ============     ========     ========     ============      ========




            The accompanying Notes to Pro Forma Income Statement and Balance Sheet Data are an integral part of this Balance Sheet.

                        CAPSTONE PHARMACY SERVICES, INC.

           NOTES TO PRO FORMA INCOME STATEMENT AND BALANCE SHEET DATA

                      FOR THE YEAR ENDED FEBRUARY 28, 1995
                  AND THE NINE MONTHS ENDED NOVEMBER 30, 1995
                                  (unaudited)

(a) Reflects estimated operating and general and administrative expense reductions of $1,368,000 for the year ended February 28, 1995 and $342,000 for the nine months ended November 30, 1995. These estimated reductions are the result of integrating acquired operations. This adjustment includes salary and personnel expenses of terminated Premier employees and other corporate expenses which were elimated as a result of the Premier merger.

(b) Reflects reduced interest expense in connection with the Premier acquisition as a result of a 1% lower interest cost under the Registrant's restructured line of credit agreement with CreditAnstalt on which the Registrant averaged $5,425,000 outstanding during the year.

(c) Reflects adjustments related to the Geri-Care acquisition and to the amortization of intangibles associated with the Premier and Geri-Care acquisitions, calculated as follows:

                                                                                        Nine Months
                                                         Year Ended                        Ended
                                                     February 28, 1995               November 30, 1995
                                                     -----------------               -----------------
         Premier-
         Amortization expense as recorded                 $404,000                        $102,000
         Post acquisition amortization expense             228,000                          57,000

                                                     -------------                    ------------

         Premier pro forma adjustment                     (176,000)                        (45,000)

         Geri-Care-
         Amortization expense as recorded                        0                               0
         Post acquisition amortization expense             151,000                         113,000
                                                           -------                        --------

         Geri-Care pro forma adjustment                    151,000                         113,000
                                                           -------                        --------

         Total pro forma adjustment                      $ (25,000)                     $   68,000
                                                          =========                      =========

(d) Reflects income taxes for acquired operations at statutory rates.

(e) Represents a consolidating entry or intercompany elimination.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPSTONE PHARMACY SERVICES, INC.


                                        By: /s/ Donald W. Hughes
                                            -----------------------
                                            Vice-President and
                                            Chief Financial Officer



Date: March 8, 1996





                                    - 21* -